Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Anojja Shah

VP, Investor Relations

Semtech

630-390-6413 (M)

Anojja.Shah@semtech.com

Sierra Wireless Securityholders Approve Acquisition by Semtech Corporation

CAMARILLO, Calif., Sep. 27, 2022 – Semtech Corporation (Nasdaq: SMTC), a leading global supplier of high performance analog and mixed-signal semiconductors and advanced algorithms, confirmed today that the securityholders of Sierra Wireless, Inc. (Nasdaq: SWIR) (TSX: SW) (“Sierra Wireless”) have approved the acquisition (the “Acquisition”) of all of the outstanding shares of Sierra Wireless by 13548597 Canada Inc., a wholly-owned subsidiary of Semtech Corporation (the “Company”) by way of a statutory plan of arrangement (the “Arrangement”) at the special meeting of Securityholders held today.

The Arrangement is subject to antitrust and competition approvals in the U.S. and Canada, respectively, the approval of the Supreme Court of British Columbia (the “Court”) and other customary closing conditions. The Court hearing for the final order to approve the Arrangement is scheduled to take place on September 29, 2022, and the completion of the Arrangement is expected to occur in the Company’s fiscal year 2023.

About Semtech

Semtech Corporation is a leading global supplier of high performance analog and mixed-signal semiconductors and advanced algorithms for infrastructure, high-end consumer and industrial equipment. Products are designed to benefit the engineering community as well as the global community. The Company is dedicated to reducing the impact it, and its products, have on the environment. Internal green programs seek to reduce waste through material and manufacturing control, use of green technology and designing for resource reduction. Publicly traded since 1967, Semtech is listed on the Nasdaq Global Select Market under the symbol SMTC. For more information, visit www.semtech.com.

Forward-Looking and Cautionary Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the Company’s current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance, future operational performance, the anticipated impact of specific items on future earnings, and the Company’s plans, objectives and expectations. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “estimate,” “should,” “will,” “designed to,” “projections,” or “business outlook,” or other similar expressions constitute forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the failure to obtain regulatory approvals required for the closing of the Acquisition, including the approval of the Supreme Court of British Columbia; and the failure to satisfy the conditions to the closing of the Acquisition; potential legal proceedings relating to the Acquisition and the outcome of any such legal proceeding; the occurrence of any event, change or other circumstances that could give rise to the termination of the Arrangement; the risk that the Acquisition will not be consummated within the expected time period, or at all; and those factors set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2022 filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2022 and under “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 31, 2022, as such risk factors may be amended, supplemented or superseded from time to time by other reports the Company files with the SEC. In light of the significant risks and uncertainties inherent in the forward-looking information included herein that may cause actual performance and results to differ materially from those predicted, any such forward-looking information should not be regarded as representations or guarantees by the Company of future performance or results, or that its objectives or plans will be achieved, or that any of its operating expectations or financial forecasts will be realized. Reported results should not be considered an indication of future performance. Investors are cautioned not to place undue reliance on any forward-looking information contained herein, which reflect management’s analysis only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statement that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.

SMTC-P

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